UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2012 (June 18, 2012)
Date of Report (Date of earliest event reported)

MEDGENICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, Suite 365

San Francisco, California 94104

(Address of principal executive offices, zip code)

(415) 568-2245
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 3.02.	Unregistered Sales of Equity Securities.

On June 18, 2012, Medgenics, Inc., a Delaware corporation (the “Company”), entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) for the purchase and sale of an aggregate of 1,944,734 Units (the “Units”), with each Unit consisting of one share of its common stock, par value $0.0001 per share, and a Warrant (collectively, the “Investor Warrants”) to purchase 0.75 share of its common stock, for an aggregate offering price of $9,529,196.60. The purchase price per Unit was $4.90. The purchase and sale of the Units pursuant to the Subscription Agreements were completed on June 18, 2012 (the “Closing Date”).

The Units separated immediately upon closing, and the Investor Warrants were not separately listed for trading. The Investor Warrants will first become exercisable on December 15, 2012, which is 180 days after the Closing Date, and will expire on June 18, 2017, the fifth anniversary of the Closing Date. The Investor Warrants have an initial exercise price of $8.34 per full share of common stock. The exercise price and number of shares issuable upon exercise of the Investor Warrants may be adjusted in certain circumstances, including a stock split, stock dividend, recapitalization, reorganization, merger or consolidation, but will not be adjusted for the issuance of common stock or securities convertible into or exercisable for common stock at a price below the then current exercise price of the Investor Warrants. Holders of Investor Warrants will not have the right to exercise the Investor Warrants on a cashless basis except during those periods, if any, that the Investor Warrants are exercisable and a registration statement with respect to the resale of the common stock issuable upon exercise of the Investor Warrants is not effective. The terms of the Investor Warrants are set forth in the Warrant Agreement, dated as of June 18, 2012, between the Company and Corporate Stock Transfer, Inc., as warrant agent (the “Warrant Agreement”).

The Company intends to use the net proceeds from the sale of the Units for research and development, general corporate purposes and working capital needs.

Maxim Group LLC acted as placement agent (the “Placement Agent”) in connection with the offering, and received a commission equal to 8% and a corporate finance fee equal to 2% of the gross proceeds raised in the offering, or $952,920 in the aggregate. Maxim Partners LLC, an affiliate of the Placement Agent, was also issued a Common Stock Purchase Warrant dated as of June 18, 2012 (the “Placement Agent Warrant”) to purchase 194,473 shares of common stock (representing an amount equal to 10% of the shares sold as part of the Units) at an initial exercise price of $9.17 per share (representing an exercise price equal to 110% of the exercise price of the Investor Warrants). The Placement Agent Warrant will first become exercisable on December 18, 2012 and will expire on June 18, 2017. The exercise price and number of shares issuable upon exercise of the Placement Agent Warrant may be adjusted in certain circumstances, including a stock split, stock dividend, recapitalization, reorganization, merger or consolidation, but will not be adjusted for the issuance of common stock or securities convertible into or exercisable for common stock at a price below the then current exercise price of the Placement Agent Warrant. The Placement Agent Warrant may only be exercised on a cashless basis under the same terms and conditions that the Investor Warrants may be exercised on a cashless basis.

In connection with the offer and sale of the Units, the Company entered into a Registration Rights Agreement dated as of June 18, 2012 with the Investors (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed to file a registration statement registering the resale of the shares included in the Units and upon exercise of the Warrants within 30 days after the Closing Date. If the registration statement is not filed within such 30-day period, or if the registration statement is not declared effective within 120 days after the Closing Date, the Company agreed to pay liquidated damages to the Investors equal to 1.0% of the aggregate purchase price paid by each Investor per month. In no event will such liquidated damages exceed 5.0% of the aggregate purchase price paid by the Investors. The Company is also obligated to register the resale of the shares issuable upon the exercise of the Placement Agent Warrant under this registration statement.

The offering and sale of the Units has been conducted in reliance upon an exemption from registration provided for by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933 (the “Act”). No form of general solicitation or general advertising was used by the Company, or any representative of the Company, in connection with the offer or sale of the Units. Each of the Investors was an accredited investor. The shares of common stock issued as part of the Units, the Investor Warrants, the Placement Agent Warrant, and the shares of common stock issuable upon exercise of the Investor Warrants and the Placement Agent Warrant are restricted securities, have been or will be appropriately legended as such, and cannot be transferred unless they have been registered under the Act, or there is an exemption from registration under applicable federal and state securities laws.

The foregoing description of the Subscription Agreements, Investor Warrants, Placement Agent Warrant and Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, form of Warrant Certificate, Warrant Agreement, Placement Agent Warrant and Registration Rights Agreement, each of which is filed as an exhibit hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release, dated June 19, 2012, regarding the offering and sale of the Units.

The information furnished in this report under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Subscription Agreement, dated as of June 18, 2012, between Medgenics, Inc. and the Subscriber named therein.

10.2	Form of Warrant Certificate, dated as of June 18, 2012.

10.3	Warrant Agreement, dated as of June 18, 2012, between Medgenics, Inc. and Corporate Stock Transfer, Inc., as warrant agent.

10.4	Common Stock Purchase Warrant, dated as of June 18, 2012, issued to Maxim Partners LLC.

10.5	Registration Rights Agreement, dated as of June 18, 2012, by and among Medgenics, Inc. and the investors party thereto.

99.1	Medgenics, Inc. Press Release dated June 19, 2012 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDGENICS, INC.

By:	/s/ Phyllis K. Bellin
Name: Phyllis K. Bellin
Title: Vice President – Administration

Date:   June 19, 2012